                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: FEBRUARY   YEAR: 2002


                 MONTH                 7/16/01-8/31/01    9/30/01         10/31/01        11/30/01
-------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $  36,458,061   $  23,943,367   $  21,691,268   $  21,898,981

INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  (5,663,895)  $  (6,254,090)  $  (1,550,037)  $  (4,402,886)

NET INCOME (LOSS) (MOR-6)               $ (12,537,900)  $ (10,767,435)  $  (5,850,757)  $  (8,543,837)

PAYMENTS TO INSIDERS (MOR-9)            $     173,179   $     188,763   $     156,110   $     106,743

PAYMENTS TO PROFESSIONALS (MOR-9)       $          --   $      11,243   $   1,408,481   $     802,884

TOTAL DISBURSEMENTS (MOR-7)             $  98,519,611   $  60,972,958   $  72,465,946   $  64,901,653


                 MONTH                    12/31/01        1/31/02        2/28/02
------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $ 18,571,799   $ 20,053,870   $ 20,096,849

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $ (1,583,651)  $ (2,798,067)  $ (2,749,269)

NET INCOME (LOSS) (MOR-6)                $ (5,648,707)  $ (7,180,158)  $ (6,872,689)

PAYMENTS TO INSIDERS (MOR-9)             $    204,995   $    142,597   $    116,429

PAYMENTS TO PROFESSIONALS (MOR-9)        $    683,788   $  1,238,773   $  1,045,883

TOTAL DISBURSEMENTS (MOR-7)              $ 62,720,965   $ 65,092,860   $ 63,507,042


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  YES      If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                         3/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 15
                                                                         3/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                               AMOUNT              ORDER(1)
STERLING CHEMICALS, INC. CASE #01-37806-H4-11
Alabama Dept of Rev.                                                   669.02
Arizona Dept of Revenue                                                 79.82
Bradford County Tax                                                      8.40
Broward County Tax                                                       5.68
Clay County Tax                                                          5.92
Columbia County Tax                                                      3.21
Desoto County Tax                                                        1.16
Duval County Tax                                                        16.96
East Baton Rouge Tax                                                 1,639.56
Gadsden County Tax                                                       8.06
Hardee County Tax                                                        3.66
Highlands County Tax                                                     6.55
Hillsborough County Tax                                                 35.08
Holmes County Tax                                                        3.64
Indiana Dept of Revenue                                                835.26
Jefferson County Tax                                                     1.70
Jefferson County Tax                                                     1.50
Lake County Tax                                                          6.39
Leon County Tax                                                          5.77
Madison County Tax                                                       6.02
Marion County Tax                                                       13.73
Martin County Tax                                                        3.88
Miami-Dade County Tax                                                   10.34
Michigan Dept. of Treas.                                               560.17
Missouri Dept. of Rev.                                                 353.85
Nassau County Tax                                                       14.81
Okeechobee County Tax                                                    4.24
Orange County Tax                                                       11.24
Osceola County Tax                                                       1.68
Palm Beach County Tax                                                   10.05
Pasco County Tax                                                         8.71
Pinellas County Tax                                                      5.70
Polk County Tax                                                         33.37
Putnam County Tax                                                        7.95
Seminole County Tax                                                      5.06
State Board of Equal.                                                  113.96
Sumter County Tax                                                        6.82
Volusia County Tax                                                       8.89
Washington County Tax                                                    2.01
City of Texas City                                                 165,001.83
Galveston County Tax Assessor                                      400,554.24
Texas City ISD                                                     838,392.03
LaPorte Tax Office                                                  28,474.88
Channelview ISD Tax Office                                             503.13
Paul Bettencourt Tax Assessor                                       11,891.63
Houston ISD Tax Office                                               2,562.79
                                                                -------------

         TOTAL                                                  $1,451,900.33
                                                                =============

(1) ALL PREPETITION PAYMENTS MADE IN FEBRUARY WERE PURSUANT TO COURT APPROVAL OF THESE PAYMENTS

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED FEBRUARY 28, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $     987              $       -                 $     166
        Trade accounts receivable, net              -                   42,552                     66                     2,667
        Other Receivables                           -                      352                      -                     2,549
        Due from affiliates                     1,089                   23,083                 11,987                         -
        Inventories                                 -                   26,269                      -                     8,806
        Prepaid expenses                           33                    3,401                      -                       134
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,293                   96,644                 12,053                    14,322

Property, plant and equipment, net                  -                  123,845                  3,011                     6,073
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  6,208                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,231                      -                     1,306
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,218                $ 351,955              $  21,272                 $  21,701
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  137,475                    754                     6,053
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   31,877                      -                     8,006
        Unsecured debt                        186,538                  278,605                  1,110                    70,121
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date       (985)                 (55,953)                 4,074                    (5,474)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,617)                (506,793)                19,408                  (135,529)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,617)                (509,330)                19,408                  (135,529)

TOTAL LIABILITIES AND EQUITY                $  37,218                $ 351,955              $  21,272                 $  21,701
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       -             $       -                 $       -
        Trade accounts receivable, net             -                     2,285                   924                     4,883
        Other Receivables                          -                     4,379                     -                         -
        Due from affiliates                    3,051                    53,211                   982                     7,785
        Inventories                                -                         -                   308                     1,490
        Prepaid expenses                        (283)                        -                     -                        86
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,768                    59,876                 2,214                    14,244

Property, plant and equipment, net                 -                         -                     -                    42,751
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   296,023                 1,804                         -
Other assets                                   2,639                     4,771                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,407                 $ 360,669             $   4,018                 $  56,995
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 50                    25,493                 1,603                     3,073
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          511                     9,395                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,232                     1,803
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (425)                      775                  (570)                      685
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 354                    (6,423)                2,785                    (8,421)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       354                    (6,423)                2,785                    (8,421)

TOTAL LIABILITIES AND EQUITY                $  5,407                 $ 360,669             $   4,018                 $  56,995
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,324
        Trade accounts receivable, net              -                 53,377
        Other Receivables                           -                  7,280
        Due from affiliates                  (100,962)                   226
        Inventories                                 -                 36,873
        Prepaid expenses                            -                  3,371
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (100,962)               102,451

Property, plant and equipment, net                  -                175,680
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,708
Investments in Subs                          (382,169)                45,453
Other assets                                       (1)                44,811
                                            --------------------------------

TOTAL ASSETS                                $(483,132)             $ 376,103
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (40,635)               133,326
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (8,517)                41,272
        Unsecured debt                       (131,340)               733,439
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,746)              (546,057)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (57,873)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,747)              (851,983)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,747)              (854,520)

TOTAL LIABILITIES AND EQUITY                $(483,132)             $ 376,103
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/01     10/31/01   11/30/01     12/31/01      1/31/02     2/28/02
                                      ----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $    28,667   $   34,262  $   29,556  $   7,603    $  25,602     $  43,566   $ 43,581
ROYALTY AND REVENUE PAYABLE                       --           --          --         --           --            --
NOTES PAYABLE - INSURANCE                         --           --          --         --           --            --
TAX PAYABLE:                                      --                       --         --           --            --
    Federal Payroll Taxes                         --           --          --        260           --            --
    State Payroll & Sales                         48           33          45         39          178           231        364
    Ad Valorem Taxes                              --           --          --         --           --            --
    Other Taxes                                  925        1,550       2,175      2,800        3,383         3,901      4,527
TOTAL TAXES PAYABLE                      $       973   $    1,583  $    2,220  $   3,099    $   3,561     $   4,132   $  4,891
SECURED DEBT POST-PETITION                    41,472       42,229      44,780     49,084       51,301        51,346     51,127
ACCRUED INTEREST PAYABLE                         234          263         299        469          436           370        553
*ACCRUED PROFESSIONAL FEES:                    2,000        4,000       4,802      4,798        4,714         5,236      5,587
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        22,593       21,744      21,729     22,520       31,422        37,458     31,736
  2.  Lease Operating Expenses/Capital            --           --          --         --           --            --         --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    95,939   $  104,081  $  103,386  $  87,573    $ 117,036     $ 142,108   $137,475
==============================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      FEBRUARY 2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 84,203   $  73,702     $      --   $       364   $    4,872   $        5,265

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 84,203   $  73,702     $      --   $       364   $    4,872    $       5,265
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 37,252    $ 37,252     $     --   $     --   $     --   $     --

        31-60         3,579       3,579           --         --         --         --

        61-90           583         583           --         --         --         --

        91 +         23,787      23,787           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 65,201    $ 65,201     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING FEBRUARY 28, 2002


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       20,096,849    $         (262,068)   $        1,141,971
TOTAL COST OF REVENUES                                         --            20,284,408              (262,068)            1,592,669
GROSS PROFIT                                   $               --    $         (187,559)   $               --    $         (450,698)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              957    $          797,803    $               --    $          153,493
  Insiders Compensation                                        --               116,429                    --                    --
  Professional Fees                                            --             1,604,053                    --                    --
  Other (Earnings in Joint Venture)                            --                43,425               (43,425)                   --

TOTAL OPERATING EXPENSE                        $              957    $        2,561,710    $          (43,425)   $          153,493
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (957)   $       (2,749,269)   $           43,425    $         (604,191)
INTEREST EXPENSE (includes amort of debt fees)               (182)            2,251,760                    --               614,434
DEPRECIATION                                                   --             1,871,660                    --                47,664
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (182)   $        4,123,420    $               --    $          662,098
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (775)   $       (6,872,689)   $           43,425    $       (1,266,289)
INCOME TAXES                                                   --                    --                 5,405                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (775)   $       (6,872,689)   $           38,020    $       (1,266,289)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266   $          239,252
TOTAL COST OF REVENUES                                          --                57,846              363,178
GROSS PROFIT                                    $           83,333    $        1,001,420   $         (123,926)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            1,445    $          220,286   $          (64,900)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            1,445    $          220,286   $          (64,900)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           81,888    $          781,134   $          (59,026)
INTEREST EXPENSE (includes amort of debt fees)              37,665               214,647                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          700,442   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           21,223    $           80,692   $          (59,026)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           21,223    $           80,692   $          (59,026)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,227,039   $         (83,333)    $      25,502,309
TOTAL COST OF REVENUES                                       2,083,502             (83,333)           24,036,202
GROSS PROFIT                                        $        1,143,537   $              --     $       1,466,107
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          570,455   $        (504,778)            1,174,761
  Insiders Compensation                                             --                  --               116,429
  Professional Fees                                                 --                  --             1,604,053
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          570,455   $        (504,778)    $       2,895,243
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          573,082   $         504,778            (1,429,136)
INTEREST EXPENSE (includes amort of debt fees)                      --             504,778             3,623,102
DEPRECIATION                                                   327,097                  --             2,755,216
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          327,097   $         504,778     $       6,378,318
=================================================================================================================
NET INCOME BEFORE TAXES                             $          245,985   $              --     $      (7,807,454)
INCOME TAXES                                                        --                  --                 5,405
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          245,985   $              --     $      (7,812,859)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                     FILING TO
  DISBURSEMENTS                 8/31/2001(1)    Sep-01     Oct-01       Nov-01       Dec-01      Jan-02      Feb-02        DATE
  -------------                 ------------  ---------- -----------  ----------   ----------  ----------  ----------  -----------
1. CASH-BEGINNING OF MONTH        9,346,548    1,430,565   1,217,400     159,499     (421,404)   (256,194)    498,098   11,476,412
                                 ==========   ========== ===========  ==========   ==========  ==========  ==========  ===========

RECEIPTS:

2. CASH SALES                            --           --          --          --           --          --          --           --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                    40,926,868   20,950,661  23,372,230  20,886,265   22,270,996  24,602,303  20,717,983  153,009,323

4. LOANS & ADVANCES - CIT
   REVOLVER                      32,400,000   30,000,000  35,600,000  31,300,000   29,200,000  31,600,000  26,900,000  190,100,000

5. SALE OF ASSETS                        --           --          --          --           --          --          --           --

6. OTHER (attach list)           17,276,763    9,809,132  12,435,815  12,134,485   11,415,178   9,644,850  13,860,068   72,716,222
                                 ----------   ----------  ----------  ----------   ----------  ----------  ----------  -----------
TOTAL RECEIPTS                   90,603,630   60,759,793  71,408,045  64,320,750   62,886,174  65,847,152  61,478,051  415,825,545
                                 ----------   ----------  ----------  ----------   ----------  ----------  ----------  -----------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*             N/A          N/A         N/A         N/A          N/A         N/A         N/A          N/A
                                 ==========   ========== ===========  ==========   ==========  ==========  ==========  ===========
DISBURSEMENTS:

7. NET PAYROLL                    2,731,080    1,885,987   1,820,918   2,759,985    1,932,984   1,297,213   1,930,462   12,428,166

8. PAYROLL TAXES PAID             1,296,961      929,631     898,310     443,402      870,019     974,973     972,750    5,413,295

9. SALES, USE & OTHER TAXES
   PAID                              32,514       59,392      54,688      55,177       50,776      57,123          --      309,671

10.SECURED/RENTAL/LEASES            150,961      223,715     267,731     179,910      184,920     161,222     154,571    1,168,459

11.UTILITIES                      2,879,979    2,190,006   5,169,539   3,737,135    4,230,558   2,765,343   2,158,233   20,972,561

12.INSURANCE                      1,469,518      830,148     452,349     425,842      456,145     728,204     589,057    4,362,206

13.INVENTORY PURCHASES           11,912,436   10,899,473  12,316,618  12,485,921    8,921,056  11,876,414   2,984,285   68,411,918

14.VEHICLE EXPENSES                      --           --          --          --           --          --          --           --

15.TRAVEL & ENTERTAINMENT            39,341       31,508      48,462      53,052       64,095      60,079      63,635      296,538

16.REPAIRS, MAINTENANCE &
   SUPPLIES                       1,279,095    1,162,418   1,519,414   1,100,361    1,085,130   1,487,951   7,400,962    7,634,369

17.ADMINISTRATIVE & SELLING       2,731,486    1,698,951   3,178,324   3,136,392    3,142,158   2,804,552   2,442,379   16,691,862

18.OTHER (attach list)           73,996,239   41,050,486  45,331,111  39,721,594   41,099,335  41,641,012  43,639,825  282,839,777

TOTAL DISBURSEMENTS FROM
   OPERATIONS                    98,519,611   60,961,714  71,057,466  64,098,769   62,037,177  63,854,086  62,336,159  420,528,823

19.PROFESSIONAL FEES                     --       11,243   1,368,231     802,884      683,788   1,185,274   1,045,883    4,051,420

20.U.S. TRUSTEE FEES                     --           --      40,250          --           --      53,500          --       93,750

21.OTHER REORGANIZATION
     EXPENSES (attach list)              --           --          --          --           --          --     125,000           --

                                 ----------   ----------  ----------  ----------   ----------  ----------  ----------  -----------
TOTAL DISBURSEMENTS              98,519,611   60,972,958  72,465,946  64,901,653   62,720,965  65,092,860  63,507,042  424,673,993
                                 ==========   ========== ===========  ==========   ==========  ==========  ==========  ===========

22.NET CASH FLOW                 (7,915,980)    (213,165) (1,057,901)   (580,903)     165,210     754,292  (2,028,991)  (8,848,448)

23.CASH - END OF MONTH (MOR-2)    1,430,565    1,217,400     159,499    (421,404)    (256,194)    498,098  (1,530,893)   2,627,964

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


           MOR-7                         *Applies to Individual debtor's only.


per MOR-7                            1,430,565.35  1,217,400.33  159,499.29  (421,403.88) (256,194.38)    498,097.76  (1,530,893.34)
per 211 trial balance                2,156,824.40  1,222,225.02  926,043.98   527,547.60   622,716.13   1,983,218.51     986,980.26
                                     ------------  ------------  ----------  -----------  -----------   ------------  -------------
difference                             726,259.05      4,824.69  766,544.69   948,951.48   878,910.51   1,485,120.75   2,517,873.60

g/l acct 10123 - not a good
                 account, s/b zero         794.70        794.70      794.70       794.70       794.70         794.70         794.70
g/l acct 10131 - account was closed
                 before filing, bal
                 s/b zero                4,029.99      4,029.99    4,029.99     4,029.99     4,029.99       4,029.99       4,029.99
g/l acct 10199 - cash overdraft
                 reclass of
                 outstanding checks    721,434.36          0.00  761,720.00   944,126.79   874,085.82   1,480,296.06   2,513,048.91
                                     ------------  ------------  ----------  -----------   ----------   ------------  -------------
reconciled difference                  726,259.05      4,824.69  766,544.69   948,951.48   878,910.51   1,485,120.75   2,517,873.60

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                 8/31/2001(1)    Sep-01      Oct-01      Nov-01    Dec-01       Jan-02       Feb-02        DATE
                                  ------------  ----------  ----------  ---------- ----------  ----------   ----------  -----------
6.  OTHER RECEIPTS:

    Interest Income                         --      80,302          --          --         --          --           --       80,302

    401(k) Plan Refund                      --          --          --          --         --          --           --           --

    Cobra Insurance Payment                 --          --          --          --         --          --           --           --

    Miscellaneous                      323,832     156,450   1,147,947     181,336    146,500     100,833      223,221    2,056,898

    Royalty Owners Trust Account            --          --          --          --         --          --           --           --

    Emission Credits                        --          --          --          --         --          --           --           --

    Account Transfers               16,952,931   8,360,380  11,197,868   9,047,528 10,348,106   9,120,571   13,636,846   65,027,384

    Intercompany Transfers                  --   1,212,000      90,000   2,905,621    920,573     423,445           --    5,551,639
                                  ------------  ----------  ----------  ---------- ----------  ----------   ----------  -----------
   TOTAL OTHER RECEIPTS             17,276,763   9,809,132  12,435,815  12,134,485 11,415,178   9,644,850   13,860,068   72,716,222
                                  ============  ==========  ==========  ========== ==========  ==========   ==========  ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense                 --          --          --          --         --          --           --           --

    Workover Expense                        --          --          --          --         --          --           --           --

    Capital Expenditures               157,217     352,420     408,428     297,523    558,388   1,491,633    1,841,654    3,265,609

    Revenue & Royalties                     --          --          --          --         --          --            -           --

    Interest Payment                        --          --      97,161          --         --          --            -       97,161

    Employee Benefits                1,716,761   1,923,632   2,430,056   1,259,446  1,276,424   2,711,036    1,602,513   11,317,355

    Severance tax                           --          --          --          --         --          --            -           --

    Pre-petition checks voided
       in current period               (30,000)         --          --          --         --          --            -      (30,000)

    Account Transfers               16,952,931   8,360,380  11,197,868   9,047,528 10,348,106   9,120,571   13,636,846   65,027,384

    CIT Revolver Payments           51,857,690  24,100,472  24,983,680  21,322,848 22,948,750  23,718,420   21,934,238  168,931,860

    Intercompany Transfers           3,341,640   6,313,582   6,213,918   7,794,248  5,967,667   4,599,352    4,624,574   34,230,407
                                  ------------  ----------  ----------  ---------- ----------  ----------   ----------  -----------
TOTAL OTHER DISBURSEMENTS           73,996,239  41,050,486  45,331,111  39,721,594 41,099,335  41,641,012   43,639,825  282,839,777
                                  ============  ==========  ==========  ========== ==========  ==========   ==========  ===========


       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --               100            52,533           984,069        (1,532,949)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           18,069,997

  4.  LOANS & ADVANCES - CIT REVOLVER                                               26,900,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --                --         2,900,000        10,285,911
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --        18,069,997        26,900,000         2,900,000        10,285,911
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                                             1,930,462                --

  8.  PAYROLL TAXES PAID                                                                                 972,750

  9.  SALES, USE & OTHER TAXES PAID                                                         --

  10. SECURED/RENTAL/LEASES                                                                                                154,571

  11. UTILITIES                                                                      2,158,233

  12. INSURANCE                                                                          4,834                             584,223

  13. INVENTORY PURCHASES                                                            2,867,433                             116,852

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                                                63,635

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                2,646,758                           4,754,204

  17. ADMINISTRATIVE & SELLING                                                          98,986                           2,343,393

  18. OTHER (attach list)                               --        18,069,997        18,931,820                --         2,322,832
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --        18,069,997        26,708,063         2,903,213        10,339,709
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,045,883

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --           125,000                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --        18,069,997        26,833,063         2,903,213        11,385,592
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --            66,937            (3,213)       (1,099,681)

  23. CASH - END OF MONTH (MOR-2)                       --               100           119,490           980,856        (2,632,631)

                                                                                    119,589.86        980,856.33     (2,632,630.77)
                                                                                          0.00              0.00              0.00


  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --                --           994,325           498,098
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                2,647,986        20,717,983

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                   26,900,000

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                          436,918            14,017                --           223,221        13,860,068
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   436,918            14,017                --         2,871,207        61,478,051
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --         1,930,462

  8.  PAYROLL TAXES PAID                                                                                                   972,750

  9.  SALES, USE & OTHER TAXES PAID                                                                                             --

  10. SECURED/RENTAL/LEASES                                                                                                154,571

  11. UTILITIES                                                                                                          2,158,233

  12. INSURANCE                                                                                                            589,057

  13. INVENTORY PURCHASES                                                                                                2,984,285

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                63,635

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    7,400,962

  17. ADMINISTRATIVE & SELLING                                                                                           2,442,379

  18. OTHER (attach list)                          436,918            14,017                --         3,864,241        43,639,825
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              436,918            14,017                --         3,864,241        62,336,159
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,045,883

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --           125,000
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              436,918            14,017                --         3,864,241        63,507,042
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --                --          (993,034)       (2,028,991)

  23. CASH - END OF MONTH (MOR-2)                       --                --                --             1,291        (1,530,893)
                                                                                                        1,291.24
                                                                                                           (0.00)


MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      2,900,000        10,285,911

     Intercompany Transfers                                                        --
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                  --           --              --       2,900,000        10,285,911
                                             ===========   ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                     1,841,654

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        670,400                           481,178

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     13,636,846

     CIT Revolver Payments                                 18,069,997              --

     Intercompany Transfers                                                 4,624,574
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                             --   18,069,997      18,931,820              --         2,322,832
                                             ===========   ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             223,221         223,221

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         436,918         14,017                                       13,636,846

     Intercompany Transfers                                                                                         --

                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           436,918         14,017              --          223,221      13,860,068
                                               =======      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                    1,841,654

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         436,918         14,017                                        1,602,513

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      13,636,846

     CIT Revolver Payments                                                                   3,864,241      21,934,238

     Intercompany Transfers                                                                                  4,624,574
                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      436,918         14,017              --        3,864,241      43,639,825
                                               =======      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF          FEBRUARY 2002
                                  ---------------------------------


                                 Closed
BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $           100    $       119,490    $       118,491    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                                            (2,611,369)

OTHER                                                                                         862,365            (21,261)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $           100    $       119,490    $       980,856    $    (2,632,630)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $           100    $        52,553    $       984,069    $    (1,532,949)

RECEIPTS                                             18,069,997         26,900,000

TRANSFERS BETWEEN ACCOUNTS                --                           (18,261,420)         2,900,000         10,285,911

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (18,069,997)        (8,571,643)        (2,903,213)       (11,385,592)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $           100    $       119,490    $       980,856    $    (2,632,630)
                             ===============    ===============    ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $            --    $         1,468    $       239,549

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                            (2,611,369)

OTHER                                                                                            (176)           840,928
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $            --    $         1,292    $    (1,530,893)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $            --    $       994,326    $       498,098

RECEIPTS                                                                                    2,871,207         47,841,204

TRANSFERS BETWEEN ACCOUNTS           436,918             14,017                                               (4,624,574)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS          (436,918)           (14,017)                           (3,864,241)       (45,245,621)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $            --    $         1,292    $    (1,530,893)
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



               INSIDERS:                                                                                                 FILING TO
       NAME/POSITION/COMP TYPE(2)        8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002  Feb-2002     DATE
---------------------------------------  ------------  --------   ----------  ---------  ---------  --------- --------  ----------
 1. Frank Diassi/Chairman
    of Board/Salary                      $ 46,875     $ 31,250   $   31,250  $  31,250  $  31,250  $      --             $ 171,875
 2. Frank Diassi/Chairman
    of Board/Bonus                             --       23,438           --         --                                      23,438
 3. Frank Diassi/Chairman
    of Board/Expenses                         521        1,741           --         --         --         --                 2,262
    Frank Diassi/Chairman
    of Board/Vacation payout                                                                45,193                          45,193
 4. David Elkins/President/Salary           43,750       29,167       29,167     29,167     29,167     29,167   29,167     218,752
 5. David Elkins/President/Bonus                --       21,875           --         --     21,875         --               43,750
 6. David Elkins/President/Expenses          5,013           35          410         --      2,035      3,378    4,601      15,472
    David Elkins/President/Life
    Insurance                                                                                           2,184                2,184
 7. Richard Crump/Exec VP Opers/Salary      37,500       25,000       25,000     25,000     25,000     28,636   27,500     193,636
 8. Richard Crump/Exec VP Opers/Bonus           --       18,750           --         --     18,750      1,875               39,375
 9. Richard Crump/Exec VP Opers/Expense      2,192        2,939          642      2,331        531      4,453    5,404      18,492
10. Paul Vanderhoven/VP Finance &
    CFO/Salary                              25,000       16,667       16,667     16,667     16,667     16,667   16,667     125,002
11. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                   --       10,000           --         --     10,000         --               20,000
12. Paul Vanderhoven/VP Finance &
    CFO/Expense                                 --        5,573          974         --      2,199      4,509    4,629      17,884
13. Robert Roten/Former Pres & Board
    Member/SERP                              2,328        2,328        2,328      2,328      2,328      2,328    2,328      16,296
14. Robert Roten/Former Pres & Board
    Member/Consulting fee                   10,000           --           --         --         --         --   10,000      20,000
15. Robert Roten/Former Pres & Board
    Member/BOD fee                              --           --       17,550         --                15,150       --      32,700
16. Rolf Towe/Board Member/BOD fees             --           --       10,150         --                10,850       --      21,000
17. Rolf Towe/Board Member/Expenses             --           --           --         --         --         --   16,133      16,133
18. Hunter Nelson/Board Member                  --           --       13,550         --                11,150       --      24,700
19. Frank Hevrdejs/Board Member                 --           --       10,750         --                12,250       --      23,000
                                          --------     --------   ----------  ---------  ---------  --------- --------  ----------
TOTAL INSIDERS (MOR-1)                    $173,179     $188,763   $  158,438  $ 106,743  $ 204,995  $ 142,597 $116,429  $1,091,144
                                          ========     ========   ==========  =========  =========  ========= ========  ==========


       PROFESSIONALS                                                                                                  FILING TO
      NAME/ORDER DATE            8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001    Jan-2002     Feb-2002       DATE
---------------------------      ------------  ---------  ----------  ---------  ---------   ---------  ------------  -----------
 1. Logan & Company, Inc.        $         --  $  11,243  $   15,330  $  65,978  $  30,272  $ 9,958.00  $  15,624.27  $148,405.83
 2. Andrews & Kurth LLP                    --         --     324,139         --    210,726     139,340    128,643.28      802,849
 3. US Trustee                             --         --      40,250         --         --      53,500            --       93,750
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP                     --         --     751,593         --         --     293,229    466,138.76    1,510,961
 5. Akin Gump Strauss                      --         --     277,168    126,980    231,124          --     35,089.74      670,362
 6. Arthur Andersen                        --         --          --    134,935     31,792     115,041     22,556.70      304,324
 7. Lazard Freres & Co. LLC                                             268,613         --          --    284,550.16      553,163
 8. Baker & Botts                                                       154,797    132,523     111,985     46,197.50      445,502
 9. Groom Law Group                                                      11,331      4,587      10,078      9,773.24       35,769
10. Nexant, Inc.                                                         40,250     42,764       8,399     37,309.09      128,722
11. Greenhill & Co.                                                                            497,243            --      497,243
                                 ------------  ---------  ----------  ---------  ---------  ----------  ------------  -----------
TOTAL PROFESSIONALS (MOR-1)      $         --  $  11,243  $1,408,481  $ 802,884  $ 683,788  $1,238,773  $  1,045,883  $ 5,191,051
                                 ============  =========  ==========  =========  =========  ==========  ============  ===========


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9